FIRST AMENDMENT TO AGREEMENT AND PLAN OF MERGER


     THIS FIRST AMENDMENT TO AGREEMENT AND PLAN OF MERGER (the "Amendment") is made as of October 9, 1998, by and among American Enterprise Solutions, Inc., a Florida corporation ("AES"); PRN Acquisition Co., a Florida corporation and a wholly-owned subsidiary of AES (the "Subsidiary"); and HALIS, Inc., a Georgia corporation ("HALIS").


                               R E C I T A L S


     WHEREAS, the parties hereto and Physicians Resource Network, Inc., a Georgia corporation and formerly a wholly-owned subsidiary of HALIS ("PRN"), have heretofore entered into that certain Agreement and Plan of Merger, dated June 25, 1998 (the "Original Agreement"), pursuant to which PRN was merged into the Subsidiary and the Subsidiary continues to exist as the surviving corporation of the merger; and

     WHEREAS, the parties desire to amend the Original Agreement as hereinafter provided;

     NOW, THEREFORE, for and in consideration of the mutual covenants set forth herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

     SECTION 1.  Definitions.  Capitalized terms used in this Amendment
                 -----------
shall have the meanings ascribed to them in the Original Agreement.

     SECTION 2.  Amendments to Original Agreement.  The Original
                 --------------------------------
Agreement is hereby amended as follows:

     2.1  Amendment to Recital D.  Recital D of the Original Agreement is
          ----------------------
hereby amended by deleting the second sentence thereof in its entirety and adding in its place and stead the following:

          AES is the direct or indirect holder of, and except as set forth herein has the right to convey and transfer to HALIS, 12,048,325 shares of common stock, $.01 par value, of HALIS (the "AES HALIS Stock"). The parties acknowledge that it is their intention that all the AES HALIS Stock be transferred to HALIS by AES as consideration for the Merger, all as more fully hereinafter set forth.

     2.2  Amendment to Section 1.8.  Section 1.8 of the Original Agreement
          ------------------------
is hereby amended by deleting the existing Section 1.8 in its entirety and adding in its place and stead the following:

          1.8 Merger Consideration. The merger consideration to be paid by AES to HALIS in consideration of the Merger (the "Merger Consideration") shall consist of the AES HALIS Stock. (i) On or before October 13, 1998, AES shall deliver to HALIS, or cause its stockbroker, Paine Weber Incorporated. to provide to HALIS written confirmation that it has received irrevocable instructions from AES to immediately transfer to HALIS, a certificate or certificates representing 11,548,325 shares of the AES HALIS Stock (the "Initial Shares"), and (ii) on or before January 31, 1999, AES shall deliver to HALIS a certificate or certificates representing the remaining 500,000 shares of AES HALIS Stock (the "Pledged Shares")due pursuant to the Merger. Each such certificate shall be duly endorsed in blank or accompanied by stock powers duly executed in blank by AES, or as appropriate to consummate the transfer. The Initial Shares shall be delivered to HALIS as soon as practicable and in the ordinary course after October 13, 1998, subject only to the normal and ordinary delays in clearing stock transfer instructions.

     2.3  Amendment to Section 3.4.  Section 3.4 of the Original Agreement
          ------------------------
is hereby amended by deleting the existing first sentence of Section 3.4 in its entirety and adding in its place and stead the following:

          (i) AES beneficially and of record owns, and has full power and authority to convey free and clear of all liens, encumbrances or restrictions (except the Pledged Shares that are currently pledged to Central Bank of Tampa) all of the AES HALIS Stock constituting the Merger Consideration, (ii) the AES HALIS Stock constituting the Merger Consideration consists of 12,048,325 shares of HALIS common stock, (iii) the AES HALIS Stock represents all of the common stock of HALIS that AES or any affiliate of AES, or any officer or director or their affiliates, owns either directly or indirectly, or otherwise has a beneficial interest of any kind or nature, and (iv) upon delivery of the certificate or certificates representing the Merger Consideration as provided in Section 1.8, HALIS will acquire title thereto, free and clear of all liens, encumbrances or restrictions of any kind or nature.

     2.4  Amendment to Section 7.3.  Section 7.3 of the Original Agreement
          ------------------------
is hereby amended by deleting the existing first sentence of Section 7.3 in its entirety and adding in its place and stead the following:

          HALIS agrees that upon receipt from AES of 11,548,325 shares of HALIS Stock constituting a portion of the Merger Consideration, HALIS will promptly cause HALIS Services, Inc. a wholly-owned subsidiary of HALIS ("HALIS Services"), to execute and deliver to AES a written assignment to AES of all right, title and interest of HALIS Services in, to and under Section 3 of that certain Asset Purchase Agreement dated December 31, 1997, by and between Communications Wiring and Accessories, Inc. and HALIS Services.

     Section 3.  Releases and Additional Agreements.  AES and Subsidiary
                 ----------------------------------
hereby waives any claim of any kind whatsoever that either of them may have with respect to the consummation of the Merger or the consideration paid therefore, provided, however, that the release herein shall not release any claim based on a breach of the representations, warranties or covenants made by HALIS in the Original Agreement, in which case the provisions of the Original Agreement shall apply, or a breach of the agreements delivered by HALIS pursuant to section 4(e) of the Original Agreement, in which case the provisions of such respective agreements shall apply, or any other agreements between or among any of the parties, in which case such respective other agreements shall apply, nor shall this release apply to any other claim or action or remedy AES and/or Subsidiary may have against HALIS. AES and the Subsidiary agree that it shall not further restrict, encumber or commit the Pledged Shares for any purpose other than the existing pledge to the Central Bank of Tampa, and that in the event the Pledged Shares are foreclosed or otherwise not available to be delivered by January 31, 1999, AES shall be obligated to pay HALIS the fair market value of such stock on and as of such date and, upon its receipt of such payments, HALIS will be deemed to have released and relinquished any further right to acquire or receive a transfer of the Pledged Shares. Upon execution hereof, HALIS withdraws its Notice of Claim made on October 1, 1998 and deems any breach or default under the Original Agreement claimed therein to have been timely cured as a result of the execution hereof.

     Section 4.  Original Agreement to Remain in Effect.  Except as
                 --------------------------------------
hereinabove expressly provided, the Original Agreement shall remain unaltered and in full force and effect.

     Section 5.  No Admission; Non-waiver.  The parties agree that their
                 ------------------------
execution of this Amendment is not an admission of any liability and that they have not waived any rights they may have under any agreement or applicable law except as specifically and expressly set forth herein.

     The foregoing Amendment is hereby executed as of the date first above written.

                              "AES"

                              AMERICAN ENTERPRISE
                              SOLUTIONS, INC.



                              By:  __________________________________
                              Name: _________________________________
                              Title: ________________________________


                              "SUBSIDIARY"

                              PRN ACQUISITION CO.




                              By:  __________________________________
                              Name: _________________________________
                              Title: ________________________________





                              "HALIS"

                              HALIS, INC.



                              By:  __________________________________
                                   Paul W. Harrison,
                                   President and CEO